                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 19, 2000

                             Pogo Producing Company
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7792            74-165 9398

(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)      Identification No.)



                          5 Greenway Plaza, Suite 2700
                           Houston, Texas 77046-0504
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000

Item 9.   Regulation FD Disclosure.

     On November 19, 2000 Pogo Producing Company, a Delaware corporation (the "Company"), NORIC Corporation, a New York corporation, and certain shareholders of NORIC Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"), whereby upon the terms and subject to the conditions stated therein, NORIC Corporation would merge with and into the Company (the "Merger"), with the Company being the surviving corporation. The following are additional materials which may be deemed to have been used in connection with the solicitation of proxies in connection with approval of the Merger and related transactions, including the issuance of common stock of the Company.




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                                                                               1


[LOGO]  Pogo Producing Company


Acquisition of North Central Oil Corporation



November 2000
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                                                                               2


Transaction Summary

Purchase Price:                  . $630 million

Transaction Value:               . $750 million

Structure:                       . 50% Cash, 50% Stock
                                 . Purchase Accounting
                                 . Tax-free Reorganization

Closing:                         . First Quarter 2001




                                  [LOGO] Pogo Producing Company

                   Overview of North Central Oil Corporation



                                        [LOGO] Pogo Producing Company

Overview of North Central Oil Corporation


Acquisition Rationale

        . Long-lived North American reserves heavily weighted towards natural gas
          [arrow] 88% natural gas with 12.4 R/P ratio

        . High percentage of operated properties with large working interest
          [arrow] Operates 65% of current production

        . Highly focused exploration and development programs
          in attractive core areas
          [arrow] South Texas         [arrow] South Louisiana
          [arrow] Rocky Mountains     [arrow] Upper Texas Gulf Coast

        . Large inventory of attractive exploration prospects with high impact potential

        . Exceptional operating expertise and low cost structure



                                        [LOGO] Pogo Producing Company


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                                                                               5

                   Overview of North Central Oil Corporation

Exploration and Production Assets


           [Map showing core areas in Texas, Louisiana and Wyoming]


            E&P Areas                           3-D Seismic
            ---------                           -----------
            South Texas                         416 square miles
            Upper Texas                          16 square miles
            Gulf Coast
            South Louisiana                     361 square miles
            Rocky Mountains                     180 square miles


Asset Overview

                         [Pie Chart]

                    South Texas            -  41%
                    Rocky Mountains        -  36%
                    South Louisiana        -  16%
                    Upper Texas Gulf Coast -   4%
                    Royalty                -   3%

Total Proved Reserves = 532.3 Bcfe(1)

(1) As of June 30, 2000.



                                               [LOGO] Pogo Producing Company


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                                                                               6

                   Overview of North Central Oil Corporation


                [Bar Graph Showing Total Proved Reserve Growth]

                            Year               Bcfe
                            ----               ----
                            1996                165
                            1997                247
                            1998                389
                            1999                432
                         6/30/2000              532


      [Bar Graph Showing Total Production Growth (2000 R/P RATION: 12.4)]

                            Year               Bcfe
                            ----               ----
                            1996               18.0
                            1997               20.6
                            1998               26.1
                            1999               38.2
                            2000E              43.5

             [Bar Graph Showing Lease Operating Expenses ($/Mcfe)]

                            Year              $/Mcfe
                            ----              ------
                            1996              $0.78
                            1997              $0.86
                            1998              $0.62
                            1999              $0.55
                       3 yr Average           $0.64


                                          [LOGO] Pogo Producing Company



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                                                                               7

Overview of North Central Oil Corporation

Finding Cost Comparison(1)

                                  [Bar Graph]

                          Newfield            $1.38
                          Tom Brown           $1.22
                          Louis Dreyfus       $1.18
                          Pogo                $1.10
                          Barrett             $1.03
                          Mitchell            $0.85
                          Cross Timbers       $0.71
                          North Central       $0.67
                          Nuevo Energy        $0.47

(1)  Data based on Mid-Cap companies' 3 year revised finding costs.
     Source: Merrill Lynch Oil and Gas Producers research report from July 11, 2000 and management estimates.


                                                   [LOGO] Pogo Producing Company

                   Overview of North Cental Oil Corporation

            [Bar Graph Showing Revenue and Discretionary Cash Flow]


           Revenue                          Discretionary Cash Flow
  Year                                      Year
  ----                                      ----
  1996          $ 52,000,000                1996          $ 28,000,000
  1997          $ 58,000,000                1997          $ 32,000,000
  1998          $ 60,000,000                1998          $ 32,000,000
  1999          $ 88,000,000                1999          $ 51,000,000
  2000E(1)      $164,000,000                2000E(1)      $103,000,000

(1) Prior to loss associated with unwinding a multi-year natural gas price hedge.


                                        [LOGO] Pogo Producing Company

                                 North Central

                              Major Field Summary



                                         [LOGO] Pogo Producing Company

Rocky Mountains

NORTH CENTRAL MAJOR FIELD SUMMARY

        [Structure Map on the Lower Fort Union Horizon - - Madden Field]

            [Structure Map on the Madison Horizon - - Madden Field]

Madden Field

Operator: Burlington
WI: 12.5% ave.

Exploration: Potential of 31 exploratory locations available upon continued drilling success.

Rate: 18.5 mmcf/d net

Wells:  69 Shallow
         4 deep
        --
        73 wells

Producing Horizons:
Fort Union    5,000-10,000'
Lance        10,000-14,000'
Mesaverde    15,000-16,000'
Cody         17,000-18,000'
Madison      23,000-26,000'

Activity: Two continuous drilling programs are ongoing with a deep and shallow drilling at all times. A significant upgrade to the plant facilities is ongoing. Additional rigs are expected for future drilling.


                                         [LOGO] Pogo Producing Company


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                                                                              11

South Texas

NORTH CENTRAL MAJOR FIELD SUMMARY


[A Net Pay Isochore Map on the Upper Asche 1 Sand Horizon in the Los Mogotes Field]


Los Mogotes Field

Operator: North Central
WI: 65%

Exploration: Based on past success, multiple exploratory locations have been identified.

Rate: 20.6 mmcf/d net

Wells: 40 wells

Producing Horizons:
   Queens City     3,000-5,000'
   Upper Asche     7,000-8,8000'
   Lower Asche     8,300-10,500'
   Charco         10,000-10,500'
   Lobo           11,000-13,000'

Activity: An active drilling program is ongoing with 117 locations identified. That does not include exploratory locations.


                                                   [LOGO] Pogo Producing Company

South Texas

NORTH CENTRAL MAJOR FIELD SUMMARY


[A Structure Map on the Lobo 1 Sand Horizon in the Hundido Field]


Hundido Field

Operator: North Cental
WI: 98%

Exploration: Adjacent undrilled fault blocks are identified for potential drilling.

Rate: 21.3 mmcf/d net

Wells: 54 active

Producing Horizons:
   Lobo         9,000-10,000'
   Wilcox       9,500-10,000'

Activity: Twenty development locations remain to be drilled, along with three exploratory locations.

                                                   [LOGO] Pogo Producing Company

South Louisiana

NORTH CENTRAL MAJOR FIELD SUMMARY

[A Composite Structure Map on the South Pass Block 24 Field]

South Pass 24 Field

Operator: North Central
WI: 26%

Exploration: Three exploratory locations identified, along with deeper unexplored potential.

Rate: 1 mmcf/d 600 bopd

Wells: 80 wells

Producing Horizons:
   27 Miocene sands
   2,000 - 9,500'

Activity:
   The first ever 3-D in this area is being shot in late 2000. Potential from 10,000-14,000 is unknown, however, there is production from the lower sands in surrounding fields.


                                                   [LOGO] Pogo Producing Company

POGO PRODUCING COMPANY



                                              [LOGO] Pogo Producing Company

                                                                              15
Pogo Producing Company

World Ventures


[A graphic map of the world showing Pogo Producing Company core areas of activity, including: Alberta, Canada, the United Kingdom and Danish sectors of the North Sea; Hungary; the Gulf of Thailand; the Coastal Onshore and Offshore areas of the Gulf of Mexico and the New Mexico and West Texas portions of the Permian Basin.]

                                                   [LOGO] Pogo Producing Company
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                                                                              16

Pogo Producing Company

Offshore Division


[A map of the Central and Western Outer Continental Shelf areas of the Gulf of Mexico highlighting leases currently held by Pogo Producing Company, including those held by production (development) and under their primary term (exploration). Several leases are highlighted, including: Galveston Block 240 (where Pogo owns a 50% working interest); Ewing Banks Blocks 871/872 (where Pogo owns a 50% working interest); Main Pass Blocks 61/62 (where Pogo owns a 100% working interest) and South Pass Blocks 90/91 (where Pogo owns a 50% working interest).]


                                                   [LOGO] Pogo Producing Company
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                                                                              17

Pogo Producing Company

Main Pass 61 & 62


[A map showing the location of oil and gas fields on Pogo's Main Pass Blocks 61, 62, 72 and 73. Two type logs are identified. One is a type log showing the J-6 Sand horizon on Main Pass Blocks 72/73. The second type log, identified as the Pogo-OCS-G-16493 #1 and showing the J-6 Sand horizon on Pogo's recent Main Pass Block 61 No. 1 Well illustrates 96 feet of Oil Pay. The well, in which Pogo holds a 100% Working Interest, is located in 92 feet of water.]


                                                   [LOGO] Pogo Producing Company
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                                                                              18

Pogo Producing Company

Ewing Bank 871 & 872



[A map showing the location of oil and gas fields on Ewing Banks Blocks 871, 872, 873 and 917. Included are type logs for portions of: the Ewing Banks Block 871 No. 1 Well showing 59 feet of Net Oil Pay at the 9500 foot sand horizon and 75 feet of Net Oil Pay at the 10,200 foot Sand horizon; the Ewing Banks Block 873 No. A-6 well; and the Ewing Banks Block 917 No. 1 well. Details on the map included: a color coded legend of:

9500'  SD PROVEN
9500'  SD POTENTIAL
10200' SD PROVEN
10200' SD POTENTIAL
12000' SD POTENTIAL;

a description of the Lobster field:

LOBSTER Field
90 MMBO + 67 BCF
18 Wells;

a description of the Oyster field:

OYSTER Field
5.7 MMBO + 5 BCFG
in 20 months
9500 BOPD
subsea tieback to Lobster;

and information regarding the Ewing Banks 871 No. 1 well:

EWB 871 #1
Discovery (2) Zones
225' Gross Oil Pay
134' Net Oil Pay
Flowed 4,339 BOPD
+ 2,932 MCFGPD
From 10,200' Sand


                                                   [LOGO] Pogo Producing Company
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                                                                              19

Pogo Producing Company

MC 661/705 Development Block


[A map showing the location of oil and gas fields on Mississippi Canyon Blocks 661 and 705. Shown on the map are two type logs. One type log of the Mississippi Canyon Block 661 Texaco No. 1 well shows the 10,500 foot sand horizon. This well was drilled in the 1st Quarter of 1999 to a total depth of 13,258 feet and was temporarily abandoned as a productive well. The other type log shows the Mississippi Canyon Block 705 Pogo #1 well 11,000 foot sand horizon. This well was drilled in the 4th Quarter of 1999 to a total depth of 15,290 feet and was temporarily abandoned as a productive well. The map illustrates a potential location or future sidetrack location, the Mississippi Canyon Block 705 Pogo No. 2 well and contains a color coded legend for: proven production; the 8200 ft. Sd.; the 3160 Ms; the 10,500 ft. Sd.; and the 11,000 ft. Sd.]


                                                   [LOGO] Pogo Producing Company
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                                                                              20

Pogo Producing Company


Permian Basin

[A map of the Southeast New Mexico and West Texas portions of the Permian Basin highlighting the location of Pogo Producing Company oil fields, including the following: McMillan; Shugart; Whitmire; Lost Tank; Airport; Neff; East Livingston Ridge; Teague; N.E. Loving; Sand Dunes; S.E. Red Tank; Antelope Ridge; Sundance; Poker Lake; Cedar Canyon; S. Malaga; Hopper; Keystone; Gemini; Monarch; South Pecos and Ranch Hand.]


                                                   [LOGO] Pogo Producing Company

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                                                                              21

Pogo Producing Company

Gulf of Thailand


[A map of Pogo Producing Company's license area in the Gulf of Thailand, including the Benchamas, Tantawan, Maliwan and Jarmjuree production areas and the Kung and "Triangles" exploration areas.]


   Block B8/32

     Legend
----------------
Block B8/32
Production Area
Block 9A Farm-In
----------------


                                                   [LOGO] Pogo Producing Company

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                                                                              22

Pogo Producing Company

Hungary

[A geographic map of Hungary showing Pogo Hungary's exploration license acreage in the Szolnok and Tompa Blocks.]


                                                   [LOGO] Pogo Producing Company

                             Combination Benefits


                                             [LOGO] Pogo Producing Company

Combination Benefits

Enhances Geographic Balance of Reserves

Pogo- Proved Reserve Geography(1)
Gulf of Mexico Offshore

       [Pie Chart Showing]

Gulf of Mexico Offshore  - 27%
Permian                  - 26%
Gulf Coast Onshore       -  3%
Kingdom of Thailand      - 44%

Total Proved Reserves: 847.4 Bcfe

North Central - Proved Reserve Geography(2)

       [Pie Chart Showing]

Gulf Coast Onshore       - 64%
Rocky Mountains          - 36%
Total proved Reserves: 532.3 Bcfe

Pro Forma - Proved Reserve Geography

       [Pie Chart Showing]

Gulf Coast Onshore       - 26%
Rocky Mountains          - 14%
Kingdom of Thailand      - 27%
Gulf of Mexico Offshore  - 17%
Permian                  - 16%

Total Proved Reserves: 1,379.7 Bcfe

(2) As of December 31, 1999.
(2) As of June 30, 2000.

                                            [LOGO] Pogo Producing Company

Combination Benefits

Increases Focus on Domestic Natural Gas

Pogo - Proved Reserve Mix(1)

    [Pie Chart Showing]

Oil 472.7 Bcfe 56%
Gas 374.7 Bcfe 44%

Total Proved Reserves: 847.4 Bcfe


North Central - Proved Reserve Mix(2)

    [Pie Chart Showing]

Oil  65.3 Bcfe 12%
Gas 467.0 Bcfe 88%

Total Proved Reserves: 532.3 Bcfe

Pro Forma - Reserve Mix

    [Pie Chart Showing]

Oil  538.0 Bcfe 39%
Gas  841.7 Bcfe 61%

Total Proved Reserves: 1,379.7 Bcfe


(1) As of December 31, 1999.
(2) As of June 30, 2000.


                                        [LOGO] Pogo Producing Company

Combination Benefits

Significantly Increases Production with Attractive Mix

     2000  Estimated
Pogo - Production Mix(1)

        [Pie Chart Showing]

Oil           61 Bcfe  50%
Gas-Domestic  40 Bcfe  33%
Gas-Intl.     21 Bcfe  17%

Total production: 122 Bcfe
     R/P: 6.9 Years(2)

     2000  Estimated
North Central - Production Mix

        [Pie Chart Showing]

Oil    7 Bcfe 17%
Gas   36 Bcfe 83%

Total Production: 43.5 Bcfe
       R/P: 12.4 Years

     2000  Estimated
Pro Forma - Production Mix

        [Pie Chart Showing]

Oil          68 Bcfe  41%
Gas-Domestic 76 Bcfe  46%
Gas-Intl.    21 Bcfe  13%

Total Production: 165 Bcfe
       R/P: 8.3(2)

(1) Estimates from Merrill Lynch Research.
(2) Includes reserves for Pogo as of December 31, 1999.


                                        [LOGO] Pogo Producing Company

Combination Benefits

Strengthened Competitive Position


Company       2000 Enterprise Value(1) in $MM
-------       -------------------------------
MND           $2,726.7
XTO           $2,413.8
LD            $2,187.2
PPP PF        $2,178.4
NFX           $1,990.2
VPI           $1,875.2
BRR           $1,664.7
OIL           $1,659.1
SGY           $1,528.0
PPP           $1,452.1
THX           $1,049.5
TMBR          $1,016.7
COG           $  919.5
SFY           $  891.4

Company       1999 Reserves(2) in Bcfe
-------       ------------------------
VPI           2,808.1
XTO           2,022.7
OIL           1,590.4
LD            1,464.3
PPP PF        1,379.7
BRR           1,133.8
MND           1,096.4
COG             978.7
PPP             847.4
SGY             596.8
NFX             594.8
THX             541.0
TMBR            523.9
SFY             454.8


Company       2001 Discounted Cash Flow(3)
-------       ----------------------------
PPP PF        $  405.0
MND           $  395.9
NFX           $  388.6
LD            $  352.7
VPI           $  342.6
SGY           $  305.5
XTO           $  302.2
PPP           $  260.0
BRR           $  247.4
THX           $  230.9
OIL           $  226.8
TMBR          $  157.9
COG           $  155.1
SFY           $  127.5

(1) Publicly available data as of November 17, 2000.
(2) Pogo and peer group reserves as of December 31, 1999. North Central reserves as of June 30, 2000.
(3) I/B/E/S estimates as of Nobember 17, 2000. Pogo and Pogo Pro Forma estimates provided by Pogo.


                                                   [LOGO] Pogo Producing Company

Combination Benefits

Hedging Program Underwrites Investment

        . A significant portion of North Central's North American natural gas volumes will be hedged through at least 2002

          [arrow] Locks in attractive economics

          [arrow] Reduces price risk

          [arrow] Historical high natural gas prices



                                                   [LOGO] Pogo Producing Company

Overview of North Central Oil Corporation

Acquisition Rationale

   . Long-lived North American reserves heavily weighted towards natural gas

   . High percentage of operated properties with large working interest

   . Highly focused exploration and development programs in attractive core areas

   . Large inventory of attractive exploration prospects with high impact potential

   . Exceptional operating expertise and low cost structure



                                                   [LOGO] Pogo Producing Company

Private Securities Litigation Reform Act Safe Harbor Statement

Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements as to the expected benefits of the merger such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of our businesses will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in Pogo's reports filed with the SEC. Pogo disclaims any responsibility to update these forward-looking statements.

                                           [LOGO] Pogo Producing Company

Additional Information


Pogo will file a proxy statement and other relevant documents concerning the proposed merger transaction with the SEC. Investors and security holders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain
                                 -----------
documents filed with the SEC by Pogo free of charge by requesting them in writing from Pogo Producing Company, 5 Greenway Plaza, Suite 2700, TX 77046,
Attention: Investor Relations, or by telephone at (713) 297-5000 or by fax at
(713) 297-5100.

Pogo and the directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pogo in connection with the merger. Information about the directors and executive officers of Pogo and their ownership of Pogo stock is set forth in the proxy statement for Pogo's 2000 Annual Meeting of stockholders. Investors and security holders may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

Investors and security holders should read the proxy statement carefully when it becomes available before making any investment decisions or voting.



                                          [LOGO] Pogo Producing Company

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Pogo Producing Company



Date: November 20, 2000               By:  /s/ Gerald A. Morton
                                           --------------------
                                           Gerald A. Morton
                                           Vice President - Law
                                           and Corporate Secretary